Interest expense and other financial income and expense	12 Months Ended
Dec. 31, 2024
Disclosure of Interest Expense and Other Financial Income and Expense [abstract]
Interest expense and other financial income and expense
5. Interest expense and other financial income and expense
Interest expense
(USD millions)	2024	2023	2022

Interest expense	-871	-730	-642

Interest expense on lease liabilities	-72	-62	-57

Expense arising from discounting long-term liabilities	-68	-66	-103

Capitalized borrowing costs	5	3	2

Total interest expense from continuing operations	-1 006	-855	-800

Other financial income and expense
(USD millions)	2024	2023	2022

Interest income	568	627	377

Other financial income [1]	92	21	19

Monetary loss from hyperinflation accounting	-231	-194	-137

Financial expense	-31	-18	-33

Currency result, net	-258	-214	-184

Total other financial income and expense from continuing operations	140	222	42

[1] 2024 includes USD 78 million realized gain on commodities.